UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[X]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material under §240.14a-12

TIERRA GRANDE RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

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TIERRA GRANDE RESOURCES INC.
33 Richardson Street, Level 1
West Perth, Western Australia 6005
+61 8 9384 6835

December 29, 2014

ACTION REQUIRED BY STOCKHOLDER

Dear Stockholder:

We are furnishing the enclosed Consent Solicitation Statement and Consent Card to you in connection with the following actions of the company: (i) the increase in our authorized capital to 750,000,000 shares of common stock, and (ii) the waiver of the annual meeting of shareholders for the fiscal year ending May 31, 2015.

Our Board of Directors has reviewed and unanimously approved the above actions by the company. We are hereby formally seeking written consent from shareholders with respect to the above actions.

These actions require the written consent of the holders of a majority of our issued and outstanding common stock. We have enclosed a Consent Card for completion by you. Please fully complete, sign and return the Consent Card to us as soon as possible (and within 10 days of the date of this solicitation) at the following address: PO Box 116, West Perth 6872, Western Australia, Australia, or by facsimile to (+61 8) 9385 4737.

We thank you for your continued support of the company.

By Order of the Board of Directors,

/s/ Andrew Gasmier
Andrew Gasmier
President

CONSENT SOLICITATION STATEMENT

Introduction

This consent solicitation is being made by Tierra Grande Resources Inc. (‘we’, ‘us’, ‘our’ or the “Company”). We are furnishing this Consent Solicitation Statement and enclosed Consent Card to you in connection with the following actions of the Company: (i) the increase in our authorized capital to 750,000,000 shares of common stock, and (ii) the waiver of the annual meeting of shareholders for the fiscal year ending May 31, 2015.

Our Board of Directors has reviewed and unanimously approved the above actions by the Company. We are hereby formally seeking written consent from shareholders with respect to the above actions.

These actions require the written consent of the holders of a majority of our issued and outstanding common stock. An abstention will effectively be a vote against the actions or any of them. We have enclosed a Consent Card for completion by you. Please fully complete, sign and return the Consent Card to us as soon as possible (and within 10 days of the date of this solicitation) at the following address: PO Box 116, West Perth 6872, Western Australia, Australia, or by facsimile to (+61 8) 9385 4737.

Date, Time and Place Information

We are seeking approval from our stockholders by written consent of the actions contemplated herein. Accordingly, there will not be a meeting of our stockholders relating to these actions. Under the Nevada Revised Statutes, the proposed actions require approval by the written consent of holders of a majority of our common stock. Please fully complete, sign and return the enclosed Consent Card to us as soon as possible (and within 10 days of the date of this solicitation) at the following address: PO Box 116, West Perth 6872, Western Australia, Australia, or by facsimile to (+61 8) 9385 4737.

This Statement and enclosed Consent Card are expected to be mailed on or about January __, 2015 to the holders of our common stock as of January __, 2015. We will incur all costs associated with preparing, printing and mailing this Consent Solicitation Statement and Consent Card. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Consent Solicitation Statement and Consent Card to the beneficial owners of our common stock. We will only deliver one Consent Solicitation Statement and Consent Card to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Consent Solicitation Statement and Consent Card and any future annual reports and Consent Solicitation Statements and Consent Cards to any security holder at a shared address to which a single copy of this Consent Solicitation Statement and Consent Card was delivered, or deliver a single copy of this Consent Solicitation Statement and any future annual reports and Consent Solicitation Statements and Consent Cardsto any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the attention of our President at our principal executive office. The address of our principal executive office is 33 Richardson Street, Level 1, West Perth, Western Australia 6005, Australia and our phone number is +61 8 9384 6835.

Dissenters’ Right of Appraisal

Under the Nevada Revised Statutes or pursuant to our Articles of Incorporation and Bylaws, our stockholders do not have dissenters' rights in connection with the actions contemplated herein.

Revocation of Consents

A shareholder may revoke his, her or its consent at any time prior to January ___, 2015 or other conclusion of the consent process (whichever is earlier) by mailing a properly executed Consent Card bearing a later date or by mailing a signed, written notice of revocation to our company at the following address: PO Box 116, West Perth 6872, Western Australia, Australia, or by facsimile to +61 8 9385 4737. Revocation of a Consent will be effective upon receipt by us of either (i) an instrument revoking the consent or (ii) a duly executed Consent bearing a later date.

Voting Securities

The record date for the determination of stockholders entitled to consent to the actions contemplated herein is January __, 2015 (the “Record Date”). As of that date, we had 107,019,712 outstanding shares of common stock, $0.0001 par value, and no outstanding shares of preferred stock, $0.0001 par value. Each share of our common stock entitles the holder thereof to one vote on each matter that may come before a meeting or vote of our stockholders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership of our common stock as of the Record Date by each of our directors and executive officers, by all of our executive officers and directors as a group and by each person known to us to be the beneficial owner of more than 5% of any class of our securities. As of the Record Date, there were 107,019,712 shares of our common stock issued and outstanding. All persons named have sole voting and investment power with respect to the securities held by them, except as otherwise noted. The number of securities described below includes shares which the beneficial owner has the right to acquire within 60 days of the date of this report.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Simon Eley	2,350,000(1)	2.3%
Common Stock	Andrew Gasmier	3,292,146(2)	3.1%
Common Stock	Allister Blyth	6,540,000(3)	6.1%
Common Stock	Brad Evans	2,650,000(4)	2.5%
Common Stock	Miguel Cardozo	500,000	0.5%
Common Stock	Eduardo Ferrero	500,000	0.5%
All Officers and as a Group		15,832,146(1)(2)(3)(4)	14.8%

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Aviador Corporation Pty. Ltd.	15,000,000(5)	14.0%
Common Stock	Six Fingers Pty Ltd.	8,860,000(6)	8.3%
Common Stock	Andrew and Jacinta Gasmier Super Fund	10,000,000(7)	9.3%

(1)

In addition, Aviador Corporation Pty. Ltd. (“Aviador”) owns 15,000,000 shares of common stock of the Company and Resmin Pty Ltd. (“Resmin”) owns 3,000,000 shares of common stock of the Company. Mr. Eley is a director of both Aviador and Resmin and disclaims beneficial ownership of these securities as investment and voting control over these securities rests with the board of directors of Aviador and Resmin, respectively.

(2)

In addition, the Andrew and Jacinta Gasmier Super Fund (“Gasmier Super Fund”) owns 10,000,000 shares of common stock of the Company. Mr. Gasmier is a trustee of Gasmier Super Fund, but disclaims beneficial ownership of these securities as investment and voting control over these securities rests with the board of trustees of the Fund.

(3)	Allister Leon Blyth ATF Gabal Trust owns all of these shares of common stock of the Company. Mr. Blyth is the trustee and beneficiary of the fund.

(4)

These shares are held by CLM Resources Pty. Ltd. Mr. Evans is a director and officer of CLM Resources and disclaims beneficial ownership of these securities as investment and voting control over these securities rests with the board of directors of CLM Resources. The shareholder of CLM Resources is Kylie Evans.

(5)

The shareholders of Aviador are: (i) Six Fingers Pty Ltd ATF Six Fingers Discretionary Trust (of which the shareholder is Six Fingers Pty Ltd, and the shareholders of Six Fingers Pty Ltd are Benjamin Auld and Alison Auld), (ii) Benjamin Craig Pollard & Neeta Pollard ATF Geovet Family Trust (of which the trustees and beneficiaries are Benjamin Craig Pollard & Neeta Pollard), (iii) Allister Leon Blyth ATF Gabal Trust (of which the trustee and beneficiary is Allister Blyth), (iv) Resmin Pty Ltd ATF SPE Investment Trust (of which the trustee and beneficiary is Simon Eley), (v) Smart Train Australia Pty Ltd ATF Byrne Family Trust (of which the trustees and beneficiaries are Tobias Byrne and Bianca Byrne), and (vi) Richard Paul Pappas ATF Pappas Family Trust (of which the trustee and beneficiary is Richard Paul Pappas).

(6)

Of these, 5,600,000 shares are held by Six Fingers Pty Ltd ATF Six Fingers Discretionary Trust. Six Fingers Pty Ltd is the shareholder of the trust and the shareholders of Six Fingers Pty Ltd are Benjamin Auld and Alison Auld.

(7)	The trustees and beneficiaries of the fund are Andrew and Jacinta Gasmier.

Changes in Control

There are no arrangements known to us the operation of which may at a later date result in a change in control of our company.

CORPORATE ACTIONS

PROPOSAL 1 – Ratification of Capital Increase

On December 29, 2014, our Board of Directors approved a resolution authorizing us to amend our Articles of Incorporation to increase the number of our authorized shares of common stock to 750,000,000 shares from 500,000,000 shares. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of our company in that it will provide us with available shares which could be issued for various corporate purposes, including financings, acquisitions, mergers, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares will enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

PROPOSAL 2 – Waiver of Annual Meetings

Section 1 of Article 1 of our Bylaws provides that an annual meeting of our shareholders may be waived by the written consent of our shareholders owning a majority of the entire issued and outstanding capital stock of our company. Given our currently limited financial resources and the size of our company, we are seeking shareholder consent for the waiver of the annual meeting of our shareholders for the year ending May 31, 2015.

Given our size and limited financial resources, we have not held annual meetings in the past. However, we plan to hold annual meetings in the future, subject to an increase in our operations and financial condition. Pursuant to our bylaws, we are required to hold an annual meeting at the request in writing of shareholders owning a majority of the entire issued and outstanding capital stock of the Company and entitled to vote.

Shareholders that wish to submit a proposal or nominate a director for our next annual meeting may do so at any time, and in any event should do so within 10 days of filing of a preliminary proxy statement by us with the SEC, after which the submission or nomination will be considered untimely.

Interest of Certain Persons in Matters to be Acted Upon

Except as disclosed elsewhere in this Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon (other than elections to office):

1. any director or officer of our Company since the beginning of our last fiscal year;

2. any proposed nominee for election as a director of our Company; and

3. any associate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the corporate actions as more particularly described herein.

By Order of the Board of Directors:

Dated: December 29, 2014	By:/s/ Andrew Gasmier
Andrew Gasmier
President

TIERRA GRANDE RESOURCES INC.

REVOCABLE CONSENT SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Tierra Grande Resources Inc. (the “Company”) hereby revokes all previously granted consents and appoints each of Andrew Gasmier and Simon Eley (each a director or officer of the Company) as their attorneys, agents and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as the undersigned has designated, all the shares of common stock of the undersigned.

1	Ratification of the approval of the increase in the authorized number of shares of common stock of the Company to 750,000,000 shares of common stock.

CONSENT	CONSENT WITHHELD	ABSTAIN

2	Approval of waiver of the annual meeting of shareholders of the Company for the year ending May 31, 2015.

CONSENT	CONSENT WITHHELD	ABSTAIN

THIS CONSENT WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS CONSENT WILL BE VOTED FOR EACH OF THE ABOVE NOTED MATTERS.

This Consent revokes any consent to vote such shares heretofore given by the undersigned. Please sign and date below.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this consent, and hereby revokes any and all consents the undersigned has given before. The undersigned acknowledges receipt of the Consent Solicitation Statement which accompanies the notice.

DATED: _______________________, 2015
(Signature)

Number of Shares Owned:	(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS CONSENT TO PO Box 116, West Perth 6872, Western Australia, Australia.

You may also submit your consent by facsimile to +61 8 9385 4737.

Important Notice Regarding the Availability of Consent Materials. This consent solicitation is available on the SEC’S website at www.sec.gov.